Madison ETFs Trust
Supplement dated July 1, 2024

This Supplement dated July 1, 2024, amends the Statement of Additional Information (SAI)
for the Madison ETFs Trust (the “Trust”) dated February 28, 2024, as amended April 1, 2024.
Management of the Trust
Interested Trustees and Officers.
Effective as of July 1, 2024, all references to Holly S. Baggot as Secretary and Assistant Treasurer of the Fund are deleted.
The following row is added to the Independent Trustees and Officers chart on page 20:
Interested Trustees and Officers

Name and Age	Position(s) Held, First Elected and Term of Office[1]	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Trustee[2]	Other Directorships Held by Trustee
Brandon Redwing 44	Assistant Secretary, July 2024 – Present; Anti-Money Laundering Officer, July 2024 – Present
Madison Investment Holdings, Inc. (“MIH”), Madison Investment Advisors, LLC (“MAI”), and Madison Asset Management, LLC (“Madison”), Mutual Fund Operations Manager, April 2024 – Present;
MF (15), USF (14), and MCN,, Assistant Secretary and Anit-Money Laundering Officer, July 2024 – Present;
SS&C Technologies, Client Relationship Manager 2020 – March 2024
			NA	NA

Kyle Schalow 29	Assistant Treasurer, July 2024 – Present	MIH, MAI, and Madison, Senior Accountant, May 2022 – Present; MF (15), USF (14), and MCN, Assistant Treasurer, July 2024 – Present; Baker Tilly US LLP, Senior Accountant, 2018 – 2022	NA	NA

The following row is amended in the Independent Trustees and Officers chart on page 21:

Terri Wilhelm 55	Secretary, July 2024 – Present; Assistant Secretary, 2022 – June 2024
MIH, MIA and Madison, Senior Compliance Analyst, September 2022 – Present
MF (15), USF (14) and MCN, Assistant Secretary, 2022 – June 2024;
State of Wisconsin Investment Board,
Senior Paralegal, 2017 – 2022
		NA	NA

Please keep this Supplement with your records for future reference.

ETF-SAI SUP (0724)